                      SUBORDINATION AND INTERCREDITOR AGREEMENT

          THIS SUBORDINATION AND INTERCREDITOR AGREEMENT (this "SUBORDINATION AGREEMENT"), dated as of October 14, 1999 is made by and among (a) AFS Funding Corp., a Nevada Corporation ("BORROWER"); (b) AFS Funding Trust, a Delaware Business Trust ("AFSFT"); (c) the AmeriCredit 1996-C Trust, the AmeriCredit 1996-D Trust, the AmeriCredit 1997-A Trust, the AmeriCredit 1997-B Trust, the AmeriCredit 1997-C Trust, the AmeriCredit 1997-D Trust, the AmeriCredit 1998-A Trust, the AmeriCredit 1998-B Trust, the AmeriCredit 1998-C Trust, the AmeriCredit 1998-D Trust, the AmeriCredit 1999-A Trust, the AmeriCredit 1999-B Trust, the AmeriCredit 1999-C Trust (collectively, the "ISSUERS"); (d) AmeriCredit Financial Services, Inc., a Delaware corporation ("ACFS"), (e) AmeriCredit Management Company, a Delaware corporation ("AMC"), (f) AmeriCredit Corp., a Texas corporation ("ACC"); (g) Bankers Trust Company, a New York banking Corporation, not in its individual capacity, but solely in its capacity as Lender Collateral Agent under the Security Agreement (as defined below) (the "LENDER COLLATERAL AGENT"), (h) Bankers Trust (Delaware), a Delaware banking corporation ("BANKERS TRUST (DELAWARE)"), not in its individual capacity, but solely in its capacity as Owner Trustee; (i) Credit Suisse First Boston, a Swiss banking corporation acting through its New York branch ("CSFB"), in its capacity as Administrative Agent under the Credit Agreement (defined below), (j) those Lenders from time to time party to the Credit Agreement (defined below)(the "Lenders" and collectively with the Lender Collateral Agent and CSFB, the "JUNIOR LIEN HOLDERS"); (k) Financial Security Assurance Inc., a New York stock insurance company ("FSA"), (l) Harris Trust and Savings Bank, an Illinois banking corporation ("Harris Trust"), LaSalle Bank National Association formerly known as LaSalle National Bank ("LaSalle"), and Bank One N.A., (each in its capacity as "Collateral Agent" under that certain Spread Account Agreement dated as of December 1, 1994, (as amended and restated May 11, 1998, and as amended and or restated from time to time thereafter) and such other entities as may be designated as "Collateral Agent" under the Underlying Transaction Documents or the Spread Account Agreement, together with their respective successors or assigns, if any (collectively the "SENIOR LIEN HOLDERS"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in Appendix A attached hereto.

                               R E C I T A L S

     A. FSA is the "Controlling Party" as that term is defined in the Underlying Transaction Documents.

     B. FSA issued and will issue insurance policies to the Senior Lien Holders in such Senior Lien Holders' capacity as the trustee or indenture trustee, as applicable (in such capacity, the "UNDERLYING TRUSTEE"), to guarantee certain scheduled payments to

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

holders of notes or certificates, as applicable (the "NOTEHOLDERS" or "CERTIFICATEHOLDERS") issued by the Issuers (the "INSURER OBLIGATIONS").

          C. Pursuant to that certain Credit Agreement ("CREDIT AGREEMENT") dated as of October 14, 1999 among Borrower, ACC, ACFS, AMC, the Lenders, the Lender Collateral Agent, and CSFB (in its capacity as Administrative Agent), the Lenders will extend certain financial accommodations to the Borrower of up to $225,000,000.

          D. Pursuant to that certain Security and Collateral Agent Agreement ("SECURITY AGREEMENT") dated as of October 14, 1999 among CSFB (in its capacity as "Agent"), the Lender Collateral Agent, the Borrower granted a lien on the Borrower's right, title and interest in and to the Borrower Collateral (as such term is defined in Section 3 of the Security Agreement) to the Lender Collateral Agent for the benefit of the Lenders (the "JUNIOR LIEN"). The obligations of Borrower to the Junior Lien Holders, whether under the Credit Agreement or otherwise, are referred to herein as the "JUNIOR LOAN."

          E. It is a condition precedent to the Credit Agreement that FSA consent to the Junior Lien on the Borrower Collateral and FSA is willing to consent solely upon and in accordance with the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and in order to induce FSA and Senior Lien Holders to consent, the Junior Lien Holders, the Borrower, ACC, ACFS, AMC, AFSFT, the Issuers, the Senior Lien Holders and FSA hereby agree as follows:

                                   ARTICLE I.

                               THE SUBORDINATION

          1.1 AGREEMENT TO SUBORDINATE. Each Junior Lien Holder, each Issuer and Borrower agrees that any and every lien and security interest, whether now existing or hereinafter granted, in the Borrower Collateral in favor of or held for the benefit of Senior Lien Holders or FSA has and shall have priority over any lien or security interest that any Junior Lien Holder now has or may hereafter acquire in the Borrower Collateral notwithstanding (a) any statement or provision to the contrary, whether or not contained in any agreement, instrument or document; (b) irrespective of the time or order of filing or recording of financing statements, deeds of trust, mortgages or other notices of security interests, liens or assignments granted pursuant thereto; (c) irrespective of anything contained in any filing or agreement to which any party hereto or its respective successors and assigns may now or hereafter be a party; and (d) irrespective of the ordinary rules for determining priorities under the UCC or under any other law governing the relative priorities of secured creditors. Subject to the provisions of Section 1.2(f) and (f), the Junior Loan and all advances made under the Credit Agreement and the other

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

Transaction Documents (without regard to the application of such advances) are hereby, and shall continue to be, subject and subordinate in lien and in payment to: (a) the Senior Lien Holders, FSA and the Certificateholders and Noteholders; (b) the Underlying Transaction Documents and all sums due thereunder; and (c) all interest, premiums and all other sums due to the Senior Lien Holders, FSA or the Certificateholders and Noteholders. Subject to the provisions of Section 1.2(f) and (f), all of the terms, covenants and conditions of the Transaction Documents in connection with or relating to Borrower or Borrower Collateral are hereby, and shall continue to be, subordinate to all of the terms, covenants and conditions of the Underlying Transaction Documents. For the avoidance of any doubt, nothing contained in this Subordination Agreement shall afect the rights of the Junior Lien Holders under the Credit Agreement and the Security Agreement with respect to the obligations of ACC, AMC, and ACFS, respectively, under the Credit Agreement and the Security Agreement.

          1.2 SUSPENSION OF REMEDIES OF JUNIOR LIEN HOLDER. For purposes of this Subordination Agreement, the "SENIOR SECURED OBLIGATIONS" shall mean all indebtedness and other obligations of any kind of the Borrower or payable from the Borrower Collateral owed to each of the Underlying Trustees, the Senior Lien Holders, FSA and the Noteholders and Certificateholders in connection with the Underlying Transactions. Until the Senior Secured Obligations have been fully and indefeasibly paid in full in cash and the Final Insurance Termination Date shall have occurred:

               (a) No Junior Lien Holder shall have any right to receive any payment, dividend or other distribution from Borrower, any Issuer or any Underlying Trustee whether from or by way of the Borrower Collateral or otherwise, or to enforce any security interest in, foreclose, levy or execute upon, or collect or attach the Borrower Collateral or any other assets of Borrower, any Issuer or any Underlying Trustee, whether by private or judicial action or otherwise except to the extent set forth in this Section 1.2 below;

               (b) Each Junior Lien Holder agrees that any payments, dividends or other distribution received from Borrower, any Issuer or any Underlying Trustee, directly or indirectly, in violation of this Subordination Agreement, in cash or other property, by setoff or in any other manner, whether from or by way of the Borrower Collateral or otherwise, shall be received in trust for the benefit of the Senior Lien Holders, FSA and the Noteholders and Certificateholders as their interests may appear pursuant to the Underlying Transaction Documents, shall be held in the same form in which it is received and shall be immediately turned over to the Senior Lien Holders, FSA or the Noteholders and Certificateholders for the benefit of the Senior Secured Obligations as their respective interests may appear;

               (c) Each Junior Lien Holder agrees not to ask, demand, take or receive from Borrower, any Issuer or any Underlying Trustee, directly or indirectly, in cash or other property or by setoff or in any other manner, whether from or by way of the

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

Borrower Collateral or otherwise, any payment, dividend or other distribution except to the extent expressly set forth in this Subordination Agreement; and

               (d) Each Junior Lien Holder agrees that it will not take any action, or cause any action to be taken, which would be prejudicial to or inconsistent with the priority position of the Senior Lien Holders, FSA or the Certificateholders or Noteholders under this Subordination Agreement or with the Senior Lien Holders', FSA's or Certificateholders' or Noteholders' rights under the Underlying Transaction Documents.

               (e) Each Junior Lien Holder may receive and retain any and all amounts released to or for the account of Borrower or AFSFT in accordance with the terms and conditions of the Underlying Transaction Documents and paid over to Junior Lien Holder in accordance with the Underlying Transaction Documents, the RCCA Agreement or the Certificate Pledge Agreement.

               (f) Each Junior Lien Holder (i) may receive payments from ACC, AMC and ACFS, respectively in accordance with the provisions of Article II(A) and/or Section 2.05(e) of the Credit Agreement, and (ii) may enforce its rights against ACC, AMC, or ACFS respectively in accordance with Section 6.02 of the Credit Agreement.

          1.3 DEFINITION OF PROCEEDING. "Proceeding" as used herein means any voluntary or involuntary bankruptcy, insolvency, arrangement, reorganization, receivership, relief or similar proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of any Issuer or Borrower or any other distribution of all or any of the assets of any Issuer or Borrower to creditors of any Issuer or Borrower upon the dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of any Issuer or Borrower or its debts. Upon the occurrence of any Proceeding, any payment or distribution of any kind (whether in cash, property or securities) which otherwise would be payable or deliverable upon or with respect to the Borrower Collateral to the Junior Lien Holders shall be paid or delivered directly to the Senior Lien Holders for application (in the case of cash) to or as collateral (in the case of noncash property or securities) for the Senior Secured Obligations until the Senior Secured Obligations shall have been fully and indefeasibly paid in full in cash.

          1.4 NO COMMENCEMENT OF ANY PROCEEDING. Each Junior Lien Holder agrees that, prior to the date which is one year and one day after the later of:
(a) the date on which all Senior Secured Obligations have been fully and indefeasibly paid in full in cash and (b) the Final Insurance Termination Date, such Junior Lien Holder will not commence, or join with any creditor in commencing or maintaining, any Proceeding by or against Borrower, or any Issuer. This Section 1.4 shall survive the termination of this Subordination Agreement.

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

          1.5 NONASSIGNABILITY OF JUNIOR LOAN AND LIENS CONSENTED TO. This Subordination Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, participants, transferees and assigns (collectively, "ASSIGNEES") including any Assignee who may be in interest as a matter of applicable law such as a receiver or trustee or any Assignee purporting to obtain an interest in violation of the provisions of this Subordination Agreement. Each Junior Lien Holder hereby covenants and agrees that none of its legal or beneficial right, title or interest in or to the Borrower Collateral or under the Transaction Documents may be sold, assigned, participated, syndicated, pledged, encumbered or transferred, in whole or in part, absolutely or collaterally, other than in accordance with the provisions of the Credit Agreement as in effect on the date hereof and with the provisions of this Subordination Agreement. Any attempt to transfer, directly or indirectly, all or any portion of the Junior Loan, the Junior Lien or any rights under any other Transaction Document or to transfer any Junior Lien Holder's interest in the Borrower Collateral in violation of this Subordination Agreement shall be null and void, AB INITIO.

          1.6 MARSHALING; PAYMENTS SET ASIDE. None of Senior Lien Holders, FSA, the Noteholders or the Certificateholders shall be under any obligation to marshal any assets in favor of any Junior Lien Holder, Borrower, any Issuer or any other Person or against or in payment of any or all of the Senior Secured Obligations. Each Junior Lien Holder, Borrower and each Issuer hereby waives any and all rights each shall have at any time under any law pertaining to marshaling of assets, the sale of property in the inverse order of alienation, the administration of estates of decedents, appraisement, valuation, stay, extension or redemption or any other similar laws or equitable principles as now or hereafter in force to the fullest extent permitted by applicable law.

          1.7 NO SET-OFFS BY JUNIOR LIEN HOLDER. Until the Final Insurance Termination Date, each Junior Lien Holder hereby agrees that it may not exercise any right of set off, recoupment, banker's lien, statutory lien or any similar right under any applicable law or in equity against Borrower or any Issuer. If any action is taken in violation of this provision or if the preceding sentence should be inapplicable or unenforceable in any respect, each Junior Lien Holder agrees that the exercise of any such right shall be for the benefit of the Senior Lien Holders, FSA and the Certificateholders and Noteholders and agrees to immediately turn over the proceeds of any such set off, recoupment or lien to the Senior Lien Holders for application to the Senior Secured Obligations.

          1.8 NO RIGHTS OF SUBROGATION. Each Junior Lien Holder agrees that no payment or distribution to the Senior Lien Holders pursuant to the provisions of this Subordination Agreement shall entitle any Junior Lien Holder to exercise rights of subrogation, if any, until the Final Insurance Termination Date. Nothing contained in this Subordination Agreement shall constitute an assignment by any party to another. Nothing contained in this Subordination Agreement is intended to or shall excuse or alter, as between Borrower and each Junior Lien Holder, any of the obligations of Borrower to each Junior Lien Holder, or to affect the relative rights against Borrower of each Junior Lien Holder and creditors of Borrower other than the rights of the Senior Lien Holders and FSA and the Noteholders and Certificateholders and each Junior Lien Holder as between them. Each Junior Lien Holder, each Issuer and Borrower agrees to and hereby does expressly waive to the fullest extent permitted under applicable law any and all rights, whether at law or in equity, (a) except as expressly required of FSA pursuant to Section 8.14 of the RCCA Agreement, to request or compel the Senior Lien Holders, FSA or the Noteholders or Certificateholders to give notice to any Junior Lien Holder of any action taken (or not taken) by the Senior Lien Holders, FSA or the Noteholders or Certificateholders with respect to the Borrower Collateral, the Senior Secured Obligations or otherwise under the Underlying Transaction Documents the RCCA Agreement or this Subordination Agreement; (b) to request or compel marshaling with respect to the Borrower Collateral held for the Senior Secured Obligations; or (c) to challenge the validity, enforceability or first priority of the Senior Lien Holders' and FSA's claims and liens or the exercise of any rights or remedies by the Senior Lien Holders, FSA or the Noteholders or Certificateholders pursuant to the Underlying Transaction Documents, the RCCA Agreement or this Subordination Agreement.

          1.9 FURTHER ASSURANCES. Each Junior Lien Holder, each Issuer and Borrower will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action (other than any action to commence or maintain a Proceeding), that may be necessary, or that any of the Senior Lien Holders, FSA or the Certificateholders or Noteholders may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Senior Lien Holders, FSA or the Certificateholders or Noteholders to exercise and enforce its rights and remedies under this Subordination Agreement or the Underlying Transaction Documents.

          Each Junior Lien Holder, each Issuer and Borrower agrees that the Senior Lien Holders, FSA and the Certificateholders and Noteholders shall have all of the rights, remedies, immunities, indemnities and discretion provided in connection with the Underlying Transaction Documents, including, without limitation, the right to extend, renew, modify, increase, waive or amend any of the terms thereof, to sell, exchange, release or otherwise deal with any of the Borrower Collateral, release Borrower, any Issuer or any other person liable in any manner for any obligations owed to the Senior Lien Holders, FSA or the Certificateholders or Noteholders, or exercise or refrain from exercising any rights thereunder or at law as though specifically set forth herein. The foregoing reservation of rights and remedies under the Underlying Transaction Documents shall further include, without limitation, the right to charge a default rate of interest on any amounts owed thereunder, to foreclose upon the Borrower Collateral as provided therein, and to purchase in lieu of redemption any Certificates and any Notes (as the terms "Certificates" and "Notes" are defined in the Underlying Transaction Documents).

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

          Any and all such rights, remedies, actions or omissions in the Senior Lien Holders' or FSA's discretion may be taken or not taken without incurring any responsibility or liability to any Junior Lien Holder, without impairing or releasing the obligations of Borrower, any Issuer or any Junior Lien Holder under this Subordination Agreement, without otherwise affecting the rights of the Senior Lien Holders or FSA under this Subordination Agreement or any Underlying Transaction Document and without any notice to or consent of any Junior Lien Holder.

          The rights of the Senior Lien Holders, FSA and the Noteholders and Certificateholders under this Subordination Agreement shall not be prejudiced or impaired by any action or omission of the Senior Lien Holders, Borrower, any Issuer, any Underlying Trustee, any Junior Lien Holder or any person in custody of the Borrower Collateral or the assets, property or operations of Borrower or any Issuer or by the failure of Borrower, any Issuer, or any Junior Lien Holder to comply with any of the terms of this Subordination Agreement, the Transaction Documents or the Underlying Transaction Documents.

          Each Junior Lien Holder agrees not to directly or indirectly challenge, contest, or participate in any effort to challenge, contest, set aside, alter, amend or modify the rights and priorities set forth in the Underlying Transaction Documents or this Subordination Agreement.

          1.10 AGREEMENT BY BORROWER, JUNIOR LIEN HOLDERS, AND ISSUERS. Each of Borrower, each Junior Lien Holder, and each Issuer agrees that it will not (a) take any other action, in contravention of the provisions of this Subordination Agreement, (b) challenge, directly or indirectly, the enforceability or validity of this Subordination Agreement, any of the Underlying Transaction Documents or any of the provisions hereof or thereof, or (c) challenge, directly or indirectly, the true sale nature and absolute assignment of all or any Issuer's, any Senior Lien Holder's or FSA's interest in the Trust Estate (as defined in the Underlying Transaction Documents) or the Spread Account.

          1.11 OBLIGATIONS HEREUNDER NOT AFFECTED. All rights and interests of the Senior Lien Holders, FSA and the Noteholders and Certificateholders under this Subordination Agreement, and all agreements and obligations of the Junior Lien Holders, the Borrower and the Issuers under this Subordination Agreement, shall remain in full force and effect irrespective of:

               (a) any lack of validity or enforceability of any Transaction Document or Underlying Transaction Document or any other agreement or instrument relating thereto;

               (b) any change in any term of any Transaction Document or Underlying Transaction Document, or any other amendment or waiver of or any consent to departure from any Transaction Document or Underlying Transaction Document;

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

               (c) any exchange, release or non-perfection of the Borrower Collateral or other collateral, or any release or amendment or waiver of or consent to departure from any of the terms of the Senior Secured Obligations; or

               (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower, any Issuer, or any guarantor or subordinated creditor.

Notwithstanding anything contained in this Subordination Agreement or any Transaction Document, this Subordination Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment to any of the Senior Lien Holders, FSA or any Noteholder or Certificateholder from Borrower, any Issuer or any other person or by way of enforcement of any remedies or otherwise from the Borrower Collateral, in each case to the extent paid, is rescinded, avoided or must otherwise be returned or paid by any Senior Lien Holder, FSA or any Noteholder or Certificateholder for any reason, whether following the institution of a Proceeding or otherwise, under any bankruptcy law, state or federal law, common law or equitable cause, all as though such payment had not been made and, in that event, the obligations of the parties hereunder shall be revived with respect to such amounts ("REVIVED CLAIMS"), all of which shall constitute Senior Secured Obligations.

          1.12 PAYMENTS AND DISTRIBUTIONS HELD IN TRUST. All payments, dividends or other distributions from or by way of the Borrower Collateral, which are received by a Junior Lien Holder contrary to the provisions of this Subordination Agreement shall be received in trust for the benefit of the Senior Lien Holders, FSA and the Noteholders and Certificateholders, shall be held in the same form received, and shall be segregated from other funds and property held by any Junior Lien Holder and shall immediately be paid over to the Senior Lien Holders in the same form as received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of noncash property or securities) for the Senior Secured Obligations in accordance with the terms of the Underlying Transaction Documents until the Senior Secured Obligations are fully and indefeasibly paid in full in cash.

          1.13 FURTHERANCE OF SUBORDINATION.

               (a) REMEDIES LIMITED. Notwithstanding anything in this Subordination Agreement or in any other Transaction Document to the contrary, all rights and remedies of Lenders, Collateral Agent, Administrative Agent, Secured Parties, Affected Parties or any of them whether hereunder, under any Transaction Document or otherwise at law or in equity are subject to the terms of this Subordination Agreement.

               (b) OBLIGATIONS LIMITED. Notwithstanding anything in this Subordination Agreement or in any other Transaction Document to the contrary, none of Borrower, any Issuer, or any Underlying Trustee shall have any obligation or liability to the Administrative Agent, any Secured Party, any Lender, or any Affected Party or any of them, whether hereunder, under any Transaction Document or otherwise at law or in equity until the Final Insurance Termination Date if the effect of such obligation or liability would be to cause any of Borrower, Issuer or Underlying Trust to not be Solvent and no such obligation shall be or become due or payable until such time.

               (c) SUBORDINATION AGREEMENT GOVERNS. Notwithstanding any other provision of this Subordination Agreement or any other Transaction Document, in the event of any contradiction or ambiguity between this Subordination Agreement and any other Transaction Document, the terms of this Subordination Agreement shall govern. All disputes with respect to matters addressed in this Subordination Agreement shall be determined by reference to this Subordination Agreement exclusively and no provision of this Subordination Agreement or any other Transaction Document should be interpreted as altering, amending, explaining or clarifying any provision of this Subordination Agreement.

               (d)  NOTE LEGEND.   Each Junior Lien Holder hereby covenants and
agrees to legend each Note issued pursuant to the Credit Agreement or other Transaction Document with the Note Legend attached as Exhibit II hereto.

               (e) SURVIVAL. The provisions of this Section 1.13 are for the benefit of FSA and the Senior Lien Holders and, accordingly, shall survive the termination of this Subordination Agreement.

          1.14 RCCA ACCOUNT COLLATERAL. For the avoidance of any doubt, and notwithstanding anything contained in this Subordination Agreement or the Transaction Documents, the Senior Lien Holders are not entitled to any of the RCCA Account Collateral other than in accordance with the terms and provisions of the RCCA Agreement.

                                  ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES

          2.1 REPRESENTATIONS AND WARRANTIES OF JUNIOR LIEN HOLDER. (a) Each Junior Lien Holder, other than the Lender Collateral Agent, represents and warrants that it is a Lender under the Credit Agreement and that, as a Lender, it holds the percentage set forth in Appendix B attached hereto of the legal and beneficial interests, obligations and liens under the Credit Agreement and other Transaction Documents. Each Junior Lien Holder, other than the Lender Collateral Agent, covenants that it will not sell, transfer, syndicate, participate, pledge, encumber or otherwise assign, in whole or in part, all or any portion of its interests, obligations or liens in or under any of the Transaction Documents except to a Permitted Transferee in accordance with the provisions of paragraph 1.5 hereof.

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

               (b) Each of the Junior Lien Holders represents and warrants that the execution and delivery of this Subordination Agreement has been duly authorized by all necessary corporate action.

               (c) Each of the Junior Lien Holders represents and warrants that this Subordination Agreement has been duly executed and delivered by each person and constitutes the legal, valid and binding obligation of each person, enforceable against each person in accordance with its terms.

          2.2  REPRESENTATIONS AND WARRANTIES OF LENDER COLLATERAL AGENT

               (a) Lender Collateral Agent represents and warrants that the execution and delivery of this Subordination Agreement has been duly authorized by all necessary corporate action.

               (b) Lender Collateral Agent represents and warrants that this Subordination Agreement has been duly executed and delivered by each person and constitutes the legal, valid and binding obligation of each person, enforceable against each person in accordance with its terms.

               (c) Lender Collateral Agent is a separate legal entity from Bankers Trust (Delaware) and has not authority or ability to direct the actions of Bankers Trust (Delaware) as Owner Trustee.

          2.3  REPRESENTATIONS AND WARRANTIES OF OTHER PARTIES

               (a) Each of FSA, ACC, ACFS, AMC and AFSFT represents and warrants that the execution and delivery of this Subordination Agreement has been duly authorized by all necessary corporate action.

               (b) Each of FSA, ACC, ACFS, AMC and AFSFT represents and warrants that this Subordination Agreement has been duly executed and delivered by each person and constitutes the legal, valid and binding obligation of each person, enforceable against each person in accordance with its terms.

                                 ARTICLE III.

                                MISCELLANEOUS

          3.1 AMENDMENTS. (a) No amendment or waiver of any provision of this Subordination Agreement nor consent to any departure therefrom by any Junior Lien Holder, Borrower, any Issuer, any Senior Lien Holder or FSA shall in any event be effective unless the same shall be in writing and signed by the Senior Lien Holders and FSA, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Senior Lien

Holders or FSA to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on Borrower, any Issuer or Junior Lien Holder in any case shall entitle Borrower, any Issuer or any Junior Lien Holder to any other or further notice or demand in similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

               (b) Each Junior Lien Holder and each of ACC, ACFS, AFSFT, and AMC hereby acknowledges and agrees that FSA may direct each of the Owner Trustees or the Underlying Trustees to enter into amendments in accordance with the terms of the relevant Underlying Transaction Documents, but without the Junior Lien Holders' consent, to make changes to the Underlying Transaction Documents that FSA believes in good faith are necessary, appropriate, or incidental to engaging and retaining a satisfactory successor servicer in the event of a servicer succession under the terms of the Underlying Transaction Documents, including, without limitation, any amendment entered into in accordance with the terms of the relevant Underlying Transaction Documents that make changes to (a) the duties or standard of care of the servicer or (b) the compensation paid to the servicer even if the change in compensation paid to the servicer reduces or eliminates the amount that would otherwise be released from the Spread Account or the RCCA to Junior Lien Holders or to any other person.

               (c) The parties hereto contemplate that FSA will issue additional Policies in connection with future Transactions and that such Transactions will be made subject to the Spread Account Agreement and the RCCA Agreement by amendments thereto. In connection with each such Transaction, the parties hereto shall execute an amendment to the Subordination Agreement substantially in the form of amendment attached as
Exhibit I hereto.

               (d) Notwithstanding the provisions of this Section 3.1, (i) LaSalle's execution of any amendment will not be required only if any such amendment does not materially adversely affect the interest of LaSalle acting solely in its capacity as Trust Collateral Agent (as defined in the Underlying Transaction Documents), Collateral Agent, Trustee or Backup Servicer (as defined in the Underlying Transaction Documents), (ii) Harris Trust's execution of any amendment will not be required only if any such amendment does not materially adversely affect the interest of Harris Trust acting solely in its capacity as Trust Collateral Agent, Collateral Agent, Trustee or Backup Servicer, (iii) Bank One's execution of any amendment will not be required only if any such amendment does not materially adversely affect the interest of Bank One acting solely in its capacity as Trust Collateral Agent, Collateral Agent, Trustee or Backup Servicer.

          3.2 INDEMNIFICATION OF FSA AND SENIOR LIEN HOLDERS. Each of ACC, ACFS and ACM hereby acknowledges and agrees that it shall upon demand, indemnify, protect, save, defend and hold harmless FSA and each Senior Lien Holder, as the case may be, from and against any and all obligations, fees, liabilities, losses, damages, penalties, claims, demands, actions, suits, judgments, costs and expenses, including reasonable legal expenses and attorneys fees, of every kind and nature whatsoever (collectively, "INDEMNIFIABLE EXPENSES"), imposed on, incurred by, or asserted against FSA or any Senior Lien Holder by any Person in connection with any (i) Revived Claim and (ii) payments made by FSA in connection with preference payments made to Noteholders and Certificateholders, pursuant to any Policy (as defined in the RCCA Agreement).

          3.3 ADDITIONAL WAIVERS. (a) Each Junior Lien Holder, each Issuer and Borrower each hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Secured Obligations and this Subordination Agreement and any requirement that the Senior Lien Holders protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against Borrower, any Issuer or any other person or entity or the Borrower Collateral.

               (b) Each Junior Lien Holder hereby acknowledges and agrees that, notwithstanding anything contained in the Credit Agreement or any other Transaction Document to the contrary, neither the Borrower, nor any Issuer nor any Underlying Trustee shall have any obligation or liability to such Junior Lien Holder and no such obligation or liability shall become due or payable under the Credit Agreement at any time before the Final Insurance Termination Date if the effect of such obligation or liability would be to cause the Borrower or any Issuer to not be Solvent. Subject to the terms hereof, any amount that is prevented by operation of this restriction from becoming due and payable may, at the option of the Junior Lien Holders, become an arrearage that becomes due and payable no earlier than the first to occur of the date upon which Borrower can satisfy such obligation or liability in full in cash and remain Solvent and the day following the Final Insurance Termination Date.

          3.4 SURVIVAL. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Transaction Documents and the making of the Borrowings.

          3.5 NO WAIVER BY SENIOR LIEN HOLDERS OR FSA. No failure or delay on the part of the Senior Lien Holders, FSA or the Underlying Trustees in the exercise of any power, right or privilege under this Subordination Agreement or any of the other Underlying Transaction Documents shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

          3.6 SEVERABILITY. Whenever possible, each provision of this Subordination Agreement, the Transaction Documents and the Underlying Transaction Documents shall be interpreted in such manner as to be valid, legal and enforceable under the applicable law of any jurisdiction. Without limiting the generality of the foregoing sentence, in case any provision of this Subordination Agreement, the Transaction Documents or the Underlying Transaction Documents shall be invalid, illegal or unenforceable under the applicable law of any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

          3.7 IN FURTHERANCE OF SUBORDINATION. Notwithstanding the prohibition against the initiation, commencement or maintenance of any Proceeding with respect to Borrower or any Issuer, if any such Proceeding with respect to Borrower or any Issuer is nevertheless pending and not dismissed,

               (a) The Senior Lien Holders and FSA are hereby irrevocably authorized and empowered (in their own names or in the name of any Junior Lien Holder or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in Sections 1.2(a) through 1.2(d), inclusive, and give acquittance therefor and, in the event any Junior Lien Holder has failed to file a claim or proof of claim prior to the 30th day preceding any bar date or other date fixed as the last day for the filing of such claims or proofs of claim, to file claims and proofs of claim and take such other action. Each Junior Lien Holder hereby irrevocably appoints the Senior Lien Holders and FSA, as such Junior Lien Holder's attorney-in-fact, with full power in the place and stead of such Junior Lien Holder and in the name of such Junior Lien Holder, the Senior Lien Holders or FSA, or otherwise, from time to time, in the Senior Lien Holders' or FSA's discretion to take any action, execute any instrument or other document in connection with any Proceeding or enforce any security interest or other lien on the Borrower Collateral securing payment to Junior Lien Holder. Each Senior Lien Holder or FSA shall give the Administrative Agent prior written notice of its use of such power of attorney in each action of enforcement of any security interest or other lien on the Borrower Collateral securing payment to Junior Lien Holder, PROVIDED that the failure to deliver any such notice shall not affect the validity of such use of such power of attorney;

               (b) Each Junior Lien Holder shall duly and promptly take such action (other than any action to commence or maintain a Proceeding) as any Senior Lien Holders or FSA may reasonably request to collect and receive any and all payments or distributions which may be payable or deliverable in a proceeding or with respect to the Borrower Collateral; and

               (c) Notwithstanding any other provision hereof, each Junior Lien Holder hereby agrees that any credit extended by the Senior Lien Holders or FSA to Borrower or any Issuer or any refinancing arrangement of the Original Underlying Transactions consented to by FSA and the Senior Lien Holders (whether or not in connection with such Proceeding) shall be entitled to all the priorities, preferences and benefits of this Subordination Agreement, provided that Subsequent Reinsurance (as defined in the RCCA Agreement) shall not constitute any such credit or refinancing agreement.

          3.8  ENTIRE AGREEMENT; CONSTRUCTION; AMENDMENTS AND WAIVERS.

               (a) This Subordination Agreement, the RCCA Agreement, the Transaction Documents and the Underlying Transaction Documents constitute and contain the entire agreement among the parties and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

               (b) This Subordination Agreement is the result of negotiations between and has been reviewed by each of the parties and their respective counsel; accordingly, this Subordination Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against any party. The parties agree that they intend the literal words of this Subordination Agreement and that no parol evidence shall be necessary or appropriate to establish any party's actual intentions.

               (c) The right of each Junior Lien Holder to exercise any remedies under the Credit Agreement or any other Transaction Document is subject to the terms of this Subordination Agreement. Notwithstanding anything in the Credit Agreement or in any other Transaction Document, until the Final Insurance Termination Date, all rights and remedies of each Junior Lien Holder under the Credit Agreement, any other Transaction Document or otherwise, whether at law or in equity, is subject to this Subordination Agreement. In the event of any contradiction or ambiguity between any Transaction Document and this Subordination Agreement, the terms of this Subordination Agreement shall govern. All disputes with respect to the matters addressed in this Subordination Agreement shall be determined by reference to this Subordination Agreement exclusively and no provision of the Credit Agreement or any other Transaction Document should be interpreted as altering, amending, explaining or clarifying any provision of this Subordination Agreement.

          3.9 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier or U.S. Mail and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 3:00 p.m. (Eastern time) on a business day; PROVIDED that a hard copy of such notice is also sent pursuant to (c) or (d) below; (c) if by overnight courier, on the first business day after delivery to the courier; or (d) if by U.S. Mail, certified or registered mail, return receipt requested on the fourth (4th) day after deposit in the mail postage prepaid.

Notices to Junior
Lien Holders:                           Credit Suisse First Boston, New York
                                        Branch

                                        Eleven Madison Avenue
                                        New York, NY 10010
                                        Attn: Asset Finance
                                              Frank Byrne
                                        Telephone: (212) 325-3003
                                        Facsimile: (212) 325-6677

                                        Bankers Trust Company
                                        Four Albany Street
                                        New York, NY 10006
                                        Attn: Corporate Trust and Agency
                                        Services - Structure Finance.

                                        Greenwich Funding Corporation
                                        c/o Credit Suisse First Boston, New York
                                        Branch
                                        Eleven Madison Avenue
                                        New York, NY 10010
                                        Attn: Asset Finance

With copies to:                         Sullivan & Worcester LLP
                                        One Post Office Square
                                        Boston, MA 02109
                                        Attn: Duncan T. O'Brien

                                        Notice to Owner Trustee
                                        Bankers Trust (Delaware), a Delaware
                                        banking corporation
                                        E. A. Delle Donne Corporate Center
                                        Montgomery Building
                                        1011 Center Road
                                        Wilmington, Delaware 19805-1266

Notices to Issuers:                     c/o AmeriCredit Corp.
                                        801 Cherry Street, Suite 3900
                                        Fort Worth, Texas 76102

Notices to Borrower:                    AFS Funding Corp.
                                        639 Isbell Road, Suite 392
                                        Reno, Nevada 89509

Notice to AFSFT                         AFS Funding Trust
                                        c/o Owner Trustee

Notices to ACC, as agent for
ACFS and ACM:                           AmeriCredit Corp.
                                        801 Cherry Street, Suite 3900
                                        Fort Worth, Texas 76102

Notices to Senior
Lien Holder:                            Harris Trust and Savings Bank
                                        311 West Monroe Street, 12th Floor

                                        Chicago, Illinois 60606
                                        Attn: Indenture Trust Administration
                                        Telephone No.: (312) 461-6030
                                        Telecopy No.: (312) 461-3525

                                        LaSalle Bank National Association
                                        135 S. LaSalle Street
                                        Suite 1625
                                        Chicago, Illinois 60603
                                        Attn: Asset-Backed
                                              Trust Services Group
                                        Administration

                                        Bank One, N.A.
                                        100 East Broad Street, 8th Floor
                                        Columbus, Ohio 43215
                                        Attn: John Rothrock
                                        Telephone No.: (614) 248-5683
                                        Facsimile No.:  (614) 248-5195

Notices to FSA:                         Financial Security Assurance, Inc.
                                        350 Park Avenue
                                        New York, New York  10022-6022
                                        Attn: Transaction Oversight
                                        Telephone No.:  (212) 826-0100
                                        Facsimile No.:  (212) 339-3518

With a copy to:                         Paul, Hastings, Janofsky & Walker LLP
                                        555 South Flower, 23rd Floor
                                        Los Angeles, California 90071
                                        Attn:  Hydee R. Feldstein
                                        Telephone No.:  (213) 683-6249
                                        Facsimile No.:  (213) 627-0705

          3.10 CONTINUING AGREEMENT; TRANSFER OF NOTES. This Subordination Agreement is a continuing agreement and shall (a) remain in full force and effect until the Senior Secured Obligations shall have fully satisfied or paid, (b) be binding upon each Junior Lien Holder, each Issuer and Borrower and each of their respective successors and assigns, and (c) inure to the benefit of and be enforceable by Senior Lien Holders and FSA and each of their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), to the extent Senior Lien Holders or FSA assigns or otherwise transfers its rights or obligations under any Underlying Transaction Document to any other person or entity, such other person or entity shall thereupon become vested with all the rights in respect thereof granted to Senior Lien Holders or FSA, as applicable, under this Subordination Agreement, the RCCA Agreement or any Transaction Document.
This Subordination Agreement shall terminate upon the Final Insurance Termination Date except with respect to Revived Claims and Sections 1.4, 1.12, 3.2 and 3.11.

          3.11 CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN SUCH PARTIES PERTAINING TO THIS SUBORDINATION AGREEMENT OR TO ANY DISPUTE BETWEEN FSA, SENIOR LIEN HOLDERS OR THE NOTEHOLDERS OR CERTIFICATEHOLDERS, ON THE ONE HAND, AND LENDER COLLATERAL AGENT, JUNIOR LIEN HOLDERS, OR CSFB, ON THE OTHER, UNDER ANY OF THE TRANSACTION DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SUBORDINATION AGREEMENT PROVIDED, THAT SUCH PARTY ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN, CITY OF NEW YORK AND, PROVIDED, FURTHER NOTHING IN THIS SUBORDINATION AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE FSA OR THE SENIOR LIEN HOLDERS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON ITS COLLATERAL, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF FSA OR THE SENIOR LIEN HOLDERS. EACH OF THE PARTIES HERETO EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND SUCH PARTY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER, EACH ISSUER AND EACH JUNIOR LIEN HOLDER EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SERVICE OF PROCESS BE MADE IN THE MANNER SET FORTH FOR NOTICE IN SECTION 3.9 OF THIS SUBORDINATION AGREEMENT. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS SUBORDINATION AGREEMENT.

          3.12 GOVERNING LAW. This Subordination Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to contracts made and performed in that state.

          3.13 PAYMENT OF COUNSEL FEES AND EXPENSES. ACFS agrees to pay upon demand, the reasonable fees and expenses of Paul, Hastings, Janofsky & Walker, LLP, special counsel to FSA, in connection with the negotiation, preparation, approval, execution and delivery of this Subordination Agreement and the other related Transaction

Documents. If any party hereto commences any action or proceeding against another party hereto to interpret or enforce this Subordination Agreement the prevailing party in such action or proceeding shall be entitled to recover from the other party the actual attorney's fees, costs and expenses incurred by such prevailing party in connection therewith and in connection with enforcing any judgment or order thereby obtained.

          3.14 NO DUTIES IMPOSED ON SENIOR LIEN HOLDERS. The rights granted to the Senior Lien Holders, FSA, the Underlying Trustee, the Noteholders and the Certificateholders hereunder are solely for their protection and nothing herein contained shall impose on any of them any duties with respect to the Borrower Collateral or any property of Borrower, any Issuer or any Junior Lien Holder. None of the Senior Lien Holders and FSA shall have any duty to preserve rights against third parties with respect to any instrument or chattel paper received hereunder.

          3.15 SPECIFIC PERFORMANCE. The Senior Lien Holders and FSA are hereby authorized to demand specific performance of this Subordination Agreement, whether or not Borrower, any Issuer or any Junior Lien Holder shall have complied with any of the provisions hereof applicable to it, at any time when Borrower, any Issuer or any Junior Lien Holder shall have failed to comply with any of the provisions of this Subordination Agreement applicable to it. Borrower, each Issuer and each Junior Lien Holder each hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

          3.16 AUTHORITY OF TRUSTEES. AFS Funding and FSA by their execution of this Subordination Agreement and the Instruction Letters, hereby direct Bankers Trust (Delaware), not in its individual capacity but solely as Owner Trustee of the respective owner trusts, and Harris Trust, LaSalle, and the Collateral Agent, to acknowledge, agree to, execute and deliver this Subordination Agreement on behalf of each such party.

          3.17 LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Subordination Agreement is executed and delivered by each of Bankers Trust (Delaware), not individually or personally, but solely as Owner Trustee of the respective Trusts, in the exercise of the powers and authority conferred and vested in each under each respective Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Borrower and the Issuers is made and intended not as personal representations, undertakings and agreements by Bankers Trust (Delaware) but is made and intended for the purpose of binding only the Borrower and the Issuers, respectively, (c) nothing herein contained shall be construed as creating any liability on Bankers Trust (Delaware), individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of Borrower or the Issuers or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower or Issuers under this Subordination

Agreement or any other related documents, and (e) each of the representations, undertakings and agreements herein made on the part of the Borrower or Issuers is made and intended not as representations, undertakings and agreements by Bankers Trust (Delaware), in their respective capacity as Owner Trustee or individually, but rather is made and intended for the purpose for binding only the Borrower or Issuers respectively.

          3.18 COUNTERPARTS. This Subordination Agreement may be executed in any number of counterparts, all of which shall together constitute but one agreement.

          3.19 CONCERNING THE LENDER COLLATERAL AGENT. The Lender Collateral Agent shall be afforded all of the rights, protections, immunities and indemnities afforded to it under Section 8.26 of the Credit Agreement and
Section 12 of the Security Agreement as if the same were specifically set forth herein. Each of the undersigned Junior Lien Holders (other than the Lender Collateral Agent) hereby authorizes and directs the Lender Collateral Agent to execute and deliver this Subordination Agreement.

          3.20 ADDITIONAL TRANSACTIONS. The parties hereto agree that additional Underlying Transactions shall become subject to this Subordination Agreement by the execution of an amendment in accordance with Section 3.1(c) above and substantially in the form of exhibit I hereto.

          3.21 DISCLAIMER OF FIDUCIARY DUTY. Collateral Agent expressly disclaims any, and each Junior Lien Holder and the Lender Collateral Agent each expressly agrees and acknowledges that Collateral Agent shall have no fiduciary duty to any Junior Lien Holder or Lender Collateral Agent with respect to Collateral Agent's duties as Collateral Agent with respect to the Borrower Collateral. Each Junior Lien Holder acknowledges and agrees that
(i) Collateral Agent is acting as agent for the Lender Collateral Agent for the limited purpose of perfection by possession of the Lender Collateral Agent's security interest in certain of the Borrower Collateral and (ii) the Collateral Agent's fiduciary duties only run to the Senior Lien Holders and FSA on behalf of whom Collateral Agent acts. No Junior Lien Holder shall have any ability or power to direct Collateral Agent in any manner whatsoever, except as set forth in Section 8.15 of the RCCA Agreement and
Section 8.12 of the Certificate Pledge Agreement, provided that upon the termination of the liens of the Collateral Agent for the benefit of FSA, the Collateral Agent shall act upon the written instruction of the Lender Collateral Agent and shall deliver the Borrower Collateral in accordance with the written instructions of the Lender Collateral Agent. Each Junior Lien Holder and Lender Collateral Agent irrevocably instructs Collateral Agent to follow only the directions of FSA without regard to the interests of any Junior Lien Holder and upon the instruction of FSA, Collateral Agent may foreclose on its collateral, including without limitation the Borrower Collateral. Following the completion of the foreclosure, Collateral Agent shall be released of all obligations in favor of the Junior Lien Holders, other than the obligation to turn over possession of the remaining Borrower Collateral, if any, in accordance with the written instructions of the Lender Collateral Agent. In the event that Collateral Agent has not foreclosed upon the Borrower Collateral, then upon the Final Insurance

Termination Date, Collateral Agent's sole obligation shall be to turn over possession of the Borrower Collateral, if any, in accordance with the written instructions of the Lender Collateral Agent.

          3.22 COMMERCIAL REASONABLENESS. Each of the parties hereto (other than Harris Trust, LaSalle, or, in its capacity as "Collateral Agent" under the Spread Account Agreement, Bank One, N.A.) expressly agrees that the rights of the Collateral Agent and FSA as set forth in Article VII of the RCCA Agreement and in Article 5 of the Certificate Pledge Agreement are commercially reasonable methods of disposition of the Borrower Collateral under the UCC, given the nature of the Borrower Collateral and the circumstances of the transactions contemplated by the Transaction Documents and the Underlying Transaction Documents.

          3.23 EFFECTIVE DATE This Subordination Agreement is effective as to all parties, other than AFSFT, as of October 14, 1999 and with respect to AFSFT, this Subordination Agreement is effective as of October 19, 1999.

                     [SIGNATURES CONTINUE ON THE FOLLOWING PAGE.]

          IN WITNESS WHEREOF, each Junior Lien Holder, Borrower, ACC, ACFS, ACM, each Issuer, each Senior Lien Holder and FSA has caused this Subordination Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              JUNIOR LIEN HOLDERS


                                   CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   BANKERS TRUST COMPANY, not in its individual capacity, but solely as Lender Collateral Agent


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   GREENWICH FUNDING CORPORATION
                                   By Credit Suisse First Boston, New York
                                   Branch,
                                        As Attorney in fact


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   BORROWER

                                   AFS FUNDING CORP.


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   ISSUERS

                                   AmeriCredit 1996-C
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1996-D Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1997-A Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1997-B Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   AmeriCredit 1997-C Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1997-D Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1998-A Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1998-B Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1998-C Trust,
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1998-D Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1999-A Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1999-B Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1999-C Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                              ACC


                                   AMERICREDIT CORP.


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                              ACFS

                                   AMERICREDIT FINANCIAL SERVICES, INC.


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                              ACM

                                   AMERICREDIT MANAGEMENT COMPANY


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                              SENIOR LIEN HOLDERS

                                   HARRIS TRUST AND SAVINGS BANK,
                                   as Trustee, Trust Collateral Agent and
                                   Collateral Agent for the AmeriCredit 1997-D
                                   Trust, the AmeriCredit 1998-A Trust


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   LASALLE BANK NATIONAL ASSOCIATION, as
                                   Trustee, Trust Collateral Agent and
                                   Collateral Agent for the AmeriCredit 1996-C
                                   Trust, the AmeriCredit 1996-D Trust, the
                                   AmeriCredit 1997-A Trust, the AmeriCredit
                                   1997-B Trust, the AmeriCredit 1997-C Trust


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   BANK ONE, N.A., as Trustee,
                                   Trust Collateral Agent and Collateral Agent for the AmeriCredit 1998-B Trust, the AmeriCredit 1998-C Trust, the AmeriCredit 1998-D Trust, the AmeriCredit 1999-A Trust, the AmeriCredit 1999-B Trust, the AmeriCredit 1999-C Trust


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                              FSA

                                   FINANCIAL SECURITY ASSURANCE, INC.


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                                                   APPENDIX A

                              SCHEDULE OF DEFINITIONS

     Capitalized terms used in this Subordination Agreement shall have the following meanings:

     "ACC" has the meaning set forth in the Preamble.

     "ACFS" has the meaning set forth in the Preamble.

     "AFFILIATE" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such former Person. As used in this definition of "Affiliate," the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

     "AFSFT" has the meaning set forth in the Preamble.

     "AMC" has the meaning set forth in the Preamble.

     "ASSIGNEE" has the meaning set forth in Section 1.5 of this Subordination Agreement.

     "BANK ONE" means Bank One, NA, a national banking association and its successors.

     "BORROWER" has the meaning set forth in the Preamble.

     "BORROWER COLLATERAL" means all of the property and interests described in
Section 3(a), 3(b), 3(d), 3(e), 3(f), and 3(g) of the Security Agreement.

     "BORROWING" A borrowing consisting of simultaneous Advances made by Lenders pursuant to the same Notice of Borrowing as described in Section 2.02 of the Credit Agreement, subject to Conversion or Continuation pursuant to Section 2.08 of the Credit Agreement.

     "BORROWINGS" Collectively, each Borrowing including each Designated Series Borrowing.

     "CERTIFICATE PLEDGE AGREEMENT" shall mean that certain Certificate Pledge and Collateral Agency Agreement dated as of October 19, 1999 among Borrower, AFSFT, FSA, and Bank One.

     "CERTIFICATEHOLDERS" has the meaning set forth in the Recitals.

     "COLLATERAL AGENT" has the meaning set forth in the Recitals of the RCCA Agreement; as used herein "Collateral Agent" shall not include any of the Senior Lien Holders in their capacities as "Collateral Agents" under the Spread Account Agreement.

     "CONTROLLING PARTY" has the meaning set forth in the Recitals.

     "CREDIT AGREEMENT" has the meaning set forth in the Recitals.

     "CSFB" has the meaning set forth in the Preamble.

     "FINAL INSURANCE TERMINATION DATE" means the last to occur of the Insurance Termination Dates.

     "FSA" has the meaning set forth in the Preamble.

     "INSTRUCTION LETTERS" means the letters of instruction from the Borrower and AFSFT to the Underlying Trustees directing the Underlying Trustees to pay monies released from the Spread Accounts to the Lender Collateral Agent.

     "INSURANCE TERMINATION DATE" means, in the singular, the termination date of the 1996-C Insurance and Indemnity Agreement, the 1996-D Insurance and Indemnity agreement, the 1997-A Insurance and Indemnity Agreement, the 1997-B Insurance and Indemnity Agreement, the 1997-C Insurance and Indemnity Agreement, the 1997-D Insurance and Indemnity Agreement, the 1998-A Insurance and Indemnity Agreement, the 1998-B Insurance and Indemnity Agreement, the 1998-C Insurance and Indemnity Agreement, 1998-D Insurance and Indemnity Agreement, the 1999-A Insurance and Indemnity Agreement, the 1999-B Insurance and Indemnity Agreement, , the 1999-C Insurance and Indemnity Agreement, or any Insurance and Indemnity Agreement or similar document which may hereafter be executed or in connection with the issuance of any Policy with respect to a transaction or transactions made subject to this Subordination Agreement.

     "INSURER OBLIGATIONS" has the meaning set forth in the Recitals.

     "ISSUERS" has the meaning set forth in the Preamble.

     "JUNIOR LIEN" has the meaning set forth in the Recitals.

     "JUNIOR LIEN HOLDERS" has the meaning set forth in the Preamble.

     "JUNIOR LOAN" has the meaning set forth in the Recitals.

     "NOTEHOLDERS" has the meaning set forth in the Recitals.

     "ORIGINAL UNDERLYING TRANSACTIONS" means when used in the singular, any of, and when used in the plural, all of, the transactions contemplated by the AmeriCredit 1996-C Trust, the AmeriCredit 1996-D Trust, the AmeriCredit 1997-A Trust, the AmeriCredit 1997-B Trust, the AmeriCredit 1997-C Trust, the AmeriCredit 1997-D Trust, the AmeriCredit 1998-A Trust, the AmeriCredit 1998-B Trust, the AmeriCredit 1998-C Trust, the AmeriCredit 1998-D Trust, the AmeriCredit 1999-A Trust, the AmeriCredit 1999-B Trust, the AmeriCredit 1999-C Trust and any other Series that may from time to time become either part of or subject to this Subordination Agreement by executing an amendment in accordance with Section 3.1 above and substantially in the form of exhibit I hereto.

     "OWNER TRUSTEE" means Bankers Trust Company, a Delaware banking Corporation acting not in its individual capacity, but solely in its fiduciary capacity as trustee under that certain Trust Agreement, dated as of October 19, 1999, by and among Borrower, AFSFT, and Bankers Trust (Delaware) (the "Trust Agreement"), and any banking corporation that shall have become its successor under Section 7.04 of the Trust Agreement.

     "PERMITTED TRANSFEREE" At any time, a bank, insurance company, reinsurance company or commercial paper conduit having, in the case of an entity that is subject to risk-based capital adequacy requirements, risk based capital of at least $100,000,000 or, in the case of an entity that is not subject to risk-based capital adequacy requirements, combined capital and surplus of at least $100,000,000.

     "PERSON" means any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust (including any beneficiary thereof) or any other entity, unincorporated organization or government or any agency or political subdivision thereof.

     "POLICY" means any Financial Guaranty Insurance Policy issued by FSA with respect to a Series of Notes for which the Seller has established an RCCA under the RCCA Agreement.

     "PROCEEDING" has the meaning set forth in Section 1.3 of this Subordination Agreement.

     "RCCA" has the meaning set forth in the Recitals of the RCCA Agreement.

     "RCCA ACCOUNT COLLATERAL" has the meaning set forth in Section 1 of the Security Agreement.

     "RCCA AGREEMENT" means the Replacement Cash Collateral Account Agreement, dated as of the date hereof, among the Borrower, FSA, the Administrative Agent and the Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time.

     "REVIVED CLAIMS" has the meaning set forth in Section 1.11 of this Subordination Agreement.

     "SECURITY AGREEMENT" has the meaning set forth in the Recitals.

     "SENIOR SECURED OBLIGATIONS" has the meaning set forth in Section 1.2 of this Subordination Agreement.

     "SOLVENT" means, as to any Person at any time, that (a) the fair value of the Property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(3) of the Bankruptcy Code; (b) the present fair saleable value of the Property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute unreasonably small capital.

     "SPREAD ACCOUNT AGREEMENT" means that certain Spread Account Agreement, dated as of December 1, 1994, as amended and restated as of May 11, 1998, among the Borrower, FSA, LaSalle, Harris Trust and Collateral Agent, as amended, restated, modified or supplemented from time to time.

     "TRANSACTION DOCUMENTS" means the Credit Agreement, the Lender Notes (as defined in the Credit Agreement), the Letters of Instruction, the Security Agreement, this Subordination Agreement and all other notes, security agreements, instruments, documents and other agreements (including UCC financing statements) heretofore, now or hereafter executed and/or delivered by or on behalf of the Borrower, any Issuer, guarantor or Co-obligor in connection with any of the foregoing, in each case, as the same may be amended, supplemented or otherwise modified.

     "UCC" means the Uniform Commercial Code as in effect in each relevant jurisdiction.

     "UNDERLYING TRANSACTIONS" when used in the singular, any of, and when used in the plural, all of, the transactions contemplated by the Original Underlying Transactions and each of the 1996-C Insurance and Indemnity Agreement, the 1996-D Insurance and Indemnity agreement, the 1997-A Insurance and Indemnity Agreement, the 1997-B Insurance and Indemnity Agreement, the 1997-C Insurance and Indemnity Agreement, the 1997-D Insurance and Indemnity Agreement, the 1998-A Insurance and Indemnity Agreement, the 1998-B Insurance and Indemnity Agreement, the 1998-C Insurance and Indemnity Agreement, 1998-D Insurance and Indemnity Agreement, the 1999-A Insurance and Indemnity Agreement, the 1999-B Insurance and Indemnity Agreement, , the 1999-C Insurance and Indemnity Agreement, the 1996-C Sale and Servicing Agreement, the 1996-D Sale and Servicing Agreement, the 1997-A Sale and Servicing Agreement, the 1997-B Sale and Servicing Agreement, the 1997-C Sale and Servicing Agreement, the 1997-D Sale and Servicing Agreement, the 1998-A Sale and Servicing Agreement, the 1998-B Sale and Servicing Agreement, the 1998-C Sale and Servicing Agreement, the 1998-D Sale and Servicing Agreement, the 1999-A Sale and Servicing Agreement, the 1999-B Sale and Servicing Agreement, the 1999-C Sale and Servicing Agreement, and each other insurance and indemnity agreement and each other sale and servicing agreement entered into in connection with a spread account which is or becomes subject to the Spread Account Agreement and all other transactions that may from time to time become subject to this Subordination Agreement by an amendment executed in accordance with Section 3.1 above and substantially in the form of Exhibit I hereto.

     "UNDERLYING TRANSACTION DOCUMENTS" mean the agreements, contracts, documents, amendments, consents, instruments, certificates and other papers executed in connection with each Underlying Transaction.

     "UNDERLYING TRUST" means, in the singular any of, and in the plural, all of, the Original Underlying Transactions, and any other trust that may from time to time become party to this Subordination Agreement by executing an amendment in accordance with Section 3.1 above and substantially in the form of Exhibit I hereto.

     "UNDERLYING TRUSTEES" means, in the singular, either of Harris Trust, LaSalle or Collateral Agent, and in the plural, all of them, and their respective successors and assigns, if any, in their capacities as trustees, trust collateral agents or collateral agents, in the Underlying Transactions and any other trustee designated with respect to any of the Underlying Transactions.

                                                                     APPENDIX B


                            SCHEDULE OF LENDER'S INTERESTS

                                     EXHIBIT I

                                FORM OF AMENDMENT TO
                     SUBORDINATION AND INTERCREDITOR AGREEMENT

                    This FIRST AMENDMENT TO SUBORDINATION AND INTERCREDITOR AGREEMENT, dated as of October __, 1999 (" First Amendment"), is hereby entered into by and among [(a) AFS Funding Corp., a Nevada Corporation ("BORROWER"); (b) AFS Funding Trust, a Delaware Business Trust ("AFSFT"); (c) the AmeriCredit 1996-C Trust, the AmeriCredit 1996-D Trust, the AmeriCredit 1997-A Trust, the AmeriCredit 1997-B Trust, the AmeriCredit 1997-C Trust, the AmeriCredit 1997-D Trust, the AmeriCredit 1998-A Trust, the AmeriCredit 1998-B Trust, the AmeriCredit 1998-C Trust, the AmeriCredit 1998-D Trust, the AmeriCredit 1999-A Trust, the AmeriCredit 1999-B Trust, the AmeriCredit 1999-C Trust (collectively, the "ISSUERS"); (d) AmeriCredit Financial Services, Inc., a Delaware corporation ("ACFS"), (e) AmeriCredit Management Company, a Delaware corporation ("AMC"), (f) AmeriCredit Corp., a Texas corporation ("ACC"); (g) Bankers Trust Company, a New York banking Corporation, not in its individual capacity, but solely in its capacity as Lender Collateral Agent under the Security Agreement (as defined below) (the "LENDER COLLATERAL AGENT"), (h) Bankers Trust (Delaware), a Delaware banking corporation ("BANKERS TRUST (DELAWARE)"), not in its individual capacity, but solely in its capacity as Owner Trustee; (i) Credit Suisse First Boston, a Swiss banking corporation acting through its New York branch ("CSFB"), in its capacity as Administrative Agent under the Credit Agreement (defined below),
(j) those Lenders from time to time party to the Credit Agreement (defined below)(the "Lenders" and collectively with the Lender Collateral Agent and CSFB, the "JUNIOR LIEN HOLDERS"); (k) Financial Security Assurance Inc., a New York stock insurance company ("FSA"), (l) Harris Trust and Savings Bank, an Illinois banking corporation ("Harris Trust"), LaSalle Bank National Association formerly known as LaSalle National Bank ("LaSalle"), and Bank One N.A., (each in its capacity as "Collateral Agent" under that certain Spread Account Agreement dated as of December 1, 1994, (as amended and restated May 11, 1998, and as amended and or restated from time to time thereafter) and such other entities as may be designated as "Collateral Agent" under the Underlying Transaction Documents or the Spread Account Agreement, together with their respective successors or assigns, if any (collectively the "SENIOR LIEN HOLDERS"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in Appendix A attached hereto.]

          WHEREAS, FSA issued and will issue insurance policies to the Senior Lien Holders in such Senior Lien Holders' capacity as the trustee or indenture trustee, as applicable (in such capacity, the "Trustee") of the Underlying Trusts, to guarantee certain scheduled payments to holders of notes or certificates, as applicable (the "Noteholders" or "Certificateholders") issued by the Issuers (the "Insurer Obligations");

          WHEREAS, Pursuant to that certain Credit Agreement ("Credit Agreement") dated as of October 14, 1999 among Borrower, ACC, ACFS, AMC, the Lenders, the Lender Collateral Agent, and CSFB (in its capacity as Administrative Agent), the Lenders extended certain financial accommodations to the Borrower of up to $225,000,000;

          WHEREAS, as a condition precedent to the Credit Agreement, FSA consented to the Junior Lien on the Borrower Collateral solely upon and in accordance with the terms and conditions set forth in the Subordination and Intercreditor Agreement, dated as of October 19, 1999 (the "Subordination Agreement") by and among Borrower, AFSFT, Issuers, ACFS, AMC, ACC, the Lender Collateral Agent, Bankers Trust (Delaware), CSFB, Junior Lien Holders, FSA, Senior Lien Holders.

          WHEREAS, the [Borrower] has requested that the Subordination Agreement be amended as set forth herein;

          NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties agree as follows:

SECTION 1.     RELATION TO SUBORDINATION AGREEMENT.

     Section 1.1 RELATION TO SUBORDINATION AGREEMENT. This First Amendment is an amendment to and is an integral part of the Subordination Agreement.

     Section 1.2 DEFINED TERMS. Unless otherwise amended by the terms of this First Amendment, terms used in this First Amendment shall the meaning assigned to them in the Credit Agreement.

SECTION 2.     AMENDMENT TO SUBORDINATION AGREEMENT.

     Section 2.1 AMENDMENT TO SUBORDINATION AGREEMENT. Effective upon the execution and delivery of this First Amendment, the Subordination Agreement shall read as follows:

          (a) The definition of "Issuers" set forth in Preamble to the Subordination Agreement shall be and is hereby amended to include [insert other transaction series].

          (b) Article II shall be amended as follows:

          "2.1  REPRESENTATIONS AND WARRANTIES OF JUNIOR LIEN HOLDER.

               (a) Each Junior Lien Holder, other than the Lender Collateral Agent, represents and warrants that it is a Lender under the Credit Agreement and that, as a Lender, it holds the percentage set forth in Appendix B attached hereto of the legal and beneficial interests, obligations and liens under the Credit Agreement and other Transaction Documents. Each Junior Lien Holder, other than the Lender Collateral Agent, covenants that it will not sell, transfer, syndicate, participate, pledge, encumber or otherwise assign, in whole or in part, all or any portion of its interests, obligations or liens in or under any of the Transaction Documents in accordance with the provisions of paragraph 1.5 of the Subordination Agreement.

               (b) Each of the Junior Lien Holders represents and warrants that the execution and delivery of this First Amendment has been duly authorized by all necessary corporate action.

               (c) Each of the Junior Lien Holders represents and warrants that this First Amendment has been duly executed and delivered by each person and constitutes the legal, valid and binding obligation of each person, enforceable against each person in accordance with its terms.

          2.2  REPRESENTATIONS AND WARRANTIES OF LENDER COLLATERAL AGENT

               (a) Lender Collateral Agent represents and warrants that the execution and delivery of this First Amendment has been duly authorized by all necessary corporate action.

               (b) Lender Collateral Agent represents and warrants that this First Amendment has been duly executed and delivered by each person and constitutes the legal, valid and binding obligation of each person, enforceable against each person in accordance with its terms.

               (c) Lender Collateral Agent is a separate legal entity from Bankers Trust (Delaware) and has not authority or ability to direct the actions of Bankers Trust (Delaware) as Owner Trustee.

          2.3  REPRESENTATIONS AND WARRANTIES OF OTHER PARTIES

               (a) Each of FSA, ACC, ACFS, AMC, [insert new Trust] and AFSFT represents and warrants that the execution and delivery of this First Amendment has been duly authorized by all necessary corporate action.

               (b) Each of FSA, ACC, ACFS, AMC, [insert new Trust] and AFSFT represents and warrants that this First Amendment has been duly executed and delivered by each person and constitutes the legal, valid and binding obligation of each person, enforceable against each person in accordance with its terms."

      Section 2.2 AMENDMENT TO SCHEDULE OF DEFINITIONS. Capitalized terms used in this First Amendment shall have the following meanings:

          (a) The definition of "Insurance Termination Date" set forth in the Schedule of Definitions to the Subordination Agreement shall be and is hereby amended to [insert termination date of Insurance and Indemnity Agreement].

          (b) The definition of "Original Underlying Transactions" set forth in Schedule of Definitions to the Subordination Agreement shall be and is hereby amended to include [insert other transaction series].

          (c) The definition of "Underlying Transactions" set forth in Schedule of Definitions to the Subordination Agreement shall be and is hereby amended to include [insert other transaction series].

          (d) The definition of "Underlying Trust" set forth in Schedule of Definitions to the Subordination Agreement shall be and is hereby amended to include [insert other transaction series].

          (e) The definition of "Underlying Trustee" set forth in Schedule of Definitions to the Subordination Agreement shall be and is hereby amended to include [insert other transaction series].

          (f) "Subordination Agreement" means that certain Subordination and Intercreditor Agreement, dated as of October 19, 1999, by and among Borrower, AFSFT, Issuers, ACFS, AMC, ACC, Bankers Trust, Bankers Trust (Delaware), CSFB, Junior Lien Holders, FSA, Senior Lien Holders.

     Section 2.3 AMENDMENT TO SCHEDULE OF LENDERS INTERESTS. Effective upon the execution and delivery of this First Amendment, the Subordination Agreement shall include:

SECTION 3.     CONDITIONS TO EFFECTIVENESS.

     Section 3.1 EFFECTIVENESS. This First Amendment shall take effect immediately upon its execution by each party hereto.

SECTION 4.     MISCELLANEOUS.

     Section 4.1 This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 4.2 This First Amendment may be executed in any number of several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     Section 4.3 This First Amendment shall be construed in connection with and as part of the Subordination Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Subordination Agreement are hereby ratified and shall remain in full force and effect.

     Section 4.4 THIS SUBORDINATION AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW RULES.

                              [signature pages follow]

          IN WITNESS WHEREOF, each Junior Lien Holder, Borrower, ACC, ACFS, ACM, each Issuer, each Senior Lien Holder and FSA has caused this Subordination Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                JUNIOR LIEN HOLDERS

                                   CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   BANKERS TRUST COMPANY, not in its individual capacity, but solely as Lender Collateral Agent


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   GREENWICH FUNDING CORPORATION
                                   By Credit Suisse First Boston, New York
                                   Branch,
                                        As Attorney in fact


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   BORROWER

                                   AFS FUNDING CORP.


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   ISSUERS

                                   AmeriCredit 1996-C
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1996-D Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1997-A Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1997-B Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   AmeriCredit 1997-C Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1997-D Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1998-A Trust
                                   AmeriCredit 1998-A Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1998-B Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   AmeriCredit 1998-C Trust,
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1998-D Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1999-A Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1999-B Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   AmeriCredit 1999-C Trust
                                   By: Bankers Trust (Delaware), solely in its
                                   capacity as Owner Trustee


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   [insert new Trust]
                                   By: [insert Owner Trustee]


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                              ACC


                                   AMERICREDIT CORP.


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                              ACFS

                                   AMERICREDIT FINANCIAL SERVICES, INC.


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                              ACM

                                   AMERICREDIT MANAGEMENT COMPANY


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                              SENIOR LIEN HOLDERS

                                   HARRIS TRUST AND SAVINGS BANK,
                                   as Trustee, Trust Collateral Agent and
                                   Collateral Agent for the AmeriCredit 1997-D
                                   Trust, the AmeriCredit 1998-A Trust


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   LASALLE BANK N.A., as Trustee
                                   Trust Collateral Agent and Collateral Agent for the AmeriCredit 1996-C Trust, the AmeriCredit 1996-D Trust, the AmeriCredit 1997-A Trust, the AmeriCredit 1997-B Trust, the AmeriCredit 1997-C Trust


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------


                                   BANK ONE, N.A. as Trustee,
                                   Trust Collateral Agent and Collateral Agent for the AmeriCredit 1998-B Trust, the AmeriCredit 1998-C Trust, the AmeriCredit 1998-D Trust, the AmeriCredit 1999-A Trust, the AmeriCredit 1999-B Trust, the AmeriCredit 1999-C Trust


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                              FSA

                                   FINANCIAL SECURITY ASSURANCE, INC.


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                   EXHIBIT II

                                  NOTE LEGEND

No Note or Other Instrument shall be sold, assigned or otherwise transferred by any Noteholder or Certificateholder, respectively, unless there is conspicuously endorsed on the first page of such Note or Other Instrument a legend reading as follows:

THIS NOTE AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT, DATED AS OF OCTOBER 19, 1999 (AS IT MAY BE AMENDED FROM TIME TO TIME, THE "SUBORDINATION AGREEMENT), AMONG THE BORROWER, AMERICREDIT FINANCIAL SERVICES, INC., AMERICREDIT MANAGEMENT COMPANY, INC., AMERICREDIT CORP., THE LENDERS, THE ADMINISTRATIVE AGENT, HARRIS TRUST AND SAVINGS, BANK, LASALLE NATIONAL BANK, BANK ONE N.A., FINANCIAL SECURITY ASSURANCE INC. AND THE LENDER COLLATERAL AGENT. EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.




                                      1